Exhibit 99.1

RAYMOND JAMES IT SUPPLY CHAIN CONFERENCE

December 9, 2004

Patricia Gallup, Chief Executive Officer

Stephen Baldridge, VP of Finance & Corporate Controller

Safe Harbor Statement

“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995: This release contains forward-looking statements that are subject to risks and uncertainties, including, but not limited to, the impact of changes in market demand and the overall level of economic activity, or in the level of business investment in information technology products, competitive products, and pricing, product availability and market acceptance, new products, fluctuations in operating results and other risks detailed under the caption “Factors That May Affect Future Results and Financial Condition” in the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission for the quarter ended September 30, 2004. More specifically, the statements in this presentation concerning the Company’s outlook for the remainder of 2004 and the statements concerning the Company’s gross margin percentage and selling and administrative costs and other statements of a non-historical basis (including statements regarding implementing strategies for future growth and the ability of the Company to improve sales productivity) are forward-looking statements that involve certain risks and uncertainties. Such risks and uncertainties include the ability to realize market demand for and competitive pricing pressures on the products and services marketed by the Company, the continued acceptance of the Company’s distribution channel by vendors and customers, continuation of key vendor and customer relationships and support programs, and the ability of the Company to hire and retain qualified sales representatives and other essential personnel.

PC Connection, Inc.

Fortune 1000

Founded 1982 Employees* 1,360 Exchange NASDAQ Symbol PCCC Shares Outstanding* 25.1 Million Float* 7.9 Million Market Capitalization* $172 Million 2003 Sales: $1.31 Billion Total Book Value Per Share* $6.54 Tangible Book Value Per Share* $4.63 Closing Price – 11/30/04 $7.03

*As of September 30, 2004

Business Overview

A rapid response provider of information technology (IT) products and solutions

Operates through three sales subsidiaries

Relationship-based model with 571 sales representatives as of September 30, 2004

Offering more than 100,000 brand-name products

Multiple vendor relationships

PC Connection,

A Widely Recognized Brand Name

Building Brand Awareness

Broad Product Selection

Major Vendor Partners

Organizational Structure & Business Segments

PC Connection, Inc.

(Parent Holding Company)

PC Connection Sales Corporation

(dba PC Connection®)

• Small- and Medium-Sized Business Sales

Merrimack Services Corporation

(dba PC Connection Services)

Distribution

Sales Support & Services Human Resources Information Services Finance Marketing Administrative Services Business Development Product Management Advertising eCommerce

GovConnection, Inc.

Federal Government State/Local Government Education Sales & Support

MoreDirect, Inc.

Medium-to-Large Organization Sales

PC Connection Sales Corporation (SMB)

Focused on small- and medium-sized businesses (SMBs: 20-500 seats)

Utilize outbound telemarketing (394 reps), catalog, and Web site marketing

Differentiated by providing superior service and value to customers

September ‘04 YTD sales – $597 million

GovConnection, Inc. (Public Sector)

Focused on Public Sector: Four distinct markets

Federal K-12

State and Local Higher Ed

Utilize field sales, outbound telemarketing (104 reps), teaming, catalog, and Web site

Awarded new GSA Schedule

September’ 04 YTD sales – $195 million

MoreDirect, Inc. (Large Account)

Focused on large customer segment (>500 seats)

Knowledgeable, high-level field sales account managers (73 reps) with 10-20 years experience in IT hardware

Aggregates inventories of leading wholesale distributors and manufacturers (virtual inventory–no warehousing or logistics) through e-procurement system

September’ 04 YTD sales – $222 million

Pursuing Market Opportunities

Company Market (1) Market Company Segments Opportunity Share (2)

Small- and Medium-Sized

Businesses $75 Billion 1.1% Government & Education 40 Billion 0.6%

Large Corporate Accounts 85 Billion 0.3%

Total $200 Billion 0.7%

(1) IDC and PC Connection estimate (2) PC Connection estimate

Growth Strategies Overview

Improve Sales Productivity

Increase the Number of Sales Representatives Continue Margin Rate Improvement Expand Product and Service Offerings

Voice Over Internet Protocol (VOIP) ServiceConnection

Pursue Strategic Initiatives

Improve Sales Productivity

($ amounts in thousands) Average Productivity

Sales Reps Annual

Company Segments Annual 2004 (1) Target

Small- and Medium-Sized

Businesses 394 $ 2,030 $ 2,500 Government & Education 104 2,500 3,200 Large Corporate Account 73 4,040 4,500

Total/Average 571 $ 2,373 $ 2,900

(1) Based on September ‘04 YTD annualized sales

Annualized Sales Rep Productivity(1)

(Amounts in thousands)

$5,000 $4,500 +26.5% $4,000 +17.7% $3,500 $3,000

$2,500 +8.2% (60.0%)

2003 $2,000 2004 $1,500 $1,000 $500 $0 SMB SLED Large Federal Account

(1) Represents Q3 annualized sales rep productivity

Increase the Number of Sales Representatives

Enhance recruitment efforts at current call centers

Consider additional call centers

Expand the number of field reps in our Large Account and Public Sector segments

Investigate Virtual Call Centers for SMB segment

Strategic Initiatives

Internal

K2

Monadnock

Rapid Response Sales Support

External

ServiceConnection Acquisition Opportunities

Financial Summary

Stephen Baldridge, VP of Finance & Corporate Controller

Operating Results–Consolidated

(Amounts in thousands, except EPS) Q3 2004 Q3 2003 Sept 04 YTD Sept 03 YTD Net Sales $ 351,265 $ 349,420 $ 1,014,235 $ 954,515 Gross Profit 39,406 35,926 109,493 101,358

% of Net Sales 11.2% 10.3% 10.8% 10.6%

SG&A Expenses 32,765 32,059 94,938 91,716

% of Net Sales 9.3% 9.2% 9.4% 9.6%

Special Charges 1,800 - 3,583 397 Operating Income 4,841 3,867 10,972 9,245

% of Net Sales 1.4% 1.1% 1.1% 1.0%

Net Income $ 2,817 $ 2,180 $ 6,231 $ 5,158

% of Net Sales 0.8% 0.6% 0.6% 0.5%

EPS (GAAP) $ 0.11 $ 0.09 $ 0.25 $ 0.21

Net Sales by Segment

($ amounts in thousands) Large Account Public Sector

$400,000 SMB

$350,000

$66,259 $77,458 $300,000 $66,359 $59,969 $77,942 $52,255 $250,000 $53,852 $77,864 $75,023 $63,355 $103,596 $52,632

$200,000

$150,000

$207,424 $194,058 $195,943 $100,000 $178,640 $186,576 $179,565

$50,000

$0

2003 2004 2003 2004 2003 2004

Q1 Q2 Q3

Gross Margin% of Sales

Q3 Q3 2004 2003

SMB 12.2% 11.2% Public Sector 9.8% 8.0% Large Account 10.2% 11.3% Consolidated 11.2% 10.3%

SG&A% of Sales

11.0%

10.2%

10.0%

9.5%

9.4%

9.0%

8.0%

FY 2002 FY 2003 Sept. 2004 YTD

Operating Margin % of Sales

1.6% 1.4% 1.2% 1.0%

0.8%

1.4%

0.6% 1.2%

1.1% 1.0%

0.4% 0.8%

0.7%

0.2%

0.0%

2003 2004 2003 2004 2003 2004

Q1 Q2 Q3

Diluted Earnings per Share

$0.18

$0.16

$0.16 $0.14

$0.11

$0.12

$0.09

$0.10

Additional Pro Forma (1)

$0.07 $0.07 GAAP

$0.08 $0.06 $0.06 $0.11

$0.09 $0.09

$0.04

$0.06 $0.06 $0.05

$0.02 $0.00

2003 2004 2003 2004 2003 2004

Q1 Q2 Q3

(1) Pro forma EPS exclude special charges

A Reconciliation Between GAAP and Pro Forma Results

This information is being furnished so as to allow for a comparison of our operating results without special charges.

($ in thousands, except EPS) Q1 Q2 Q3 2003 2004 2003 2004 2003 2004

GAAP Net Income: $ 1,575 $ 1,158 $ 1,403 $ 2,256 $ 2,180 $ 2,817 Special Charges (after tax): GSA and Other - 299 - 451 - 1,111 Workforce Reduction - 340 240 16 - 5 Subtotal - 639 240 467 - 1,116

Pro Forma Net Income $ 1,575 $ 1,797 $ 1,643 $ 2,723 $ 2,180 $ 3,933

GAAP Earnings Per Share: $ 0.06 $ 0.05 $ 0.06 $ 0.09 $ 0.09 $ 0.11 Special charges (after tax): - 0.02 0.01 0.02 - 0.05 Pro Forma Earnings Per Share: $ 0.06 $ 0.07 $ 0.07 $ 0.11 $ 0.09 $ 0.16

Asset Utilization

Q3 2004 Q3 2003 DSO 41 48 Inventory Turns 16 19

Financial Model

Sept Two-Year YTD Target

2001 2002 2003

2004 Ranges REVENUE GROWTH (17.6)% 0.4% 10.2% 6.3% 15% + (annual) EPS GROWTH (75.4)% (56.7)% 76.9% 19.0% 30% + (annual) GROSS PROFIT 11.1% 10.8% 10.5% 10.8% 11.3-11.8% MARGIN

SG&A (1) 9.9% 10.2% 9.5% 9.4% 8.8%-9.3% OPERATING MARGIN 1.0% 0.5% 0.8% 1.1% 2.0%-2.5% INVENTORY TURNS 18X 22X 15X 16X 20-24X DAYS SALES

OUTSTANDING (DSO) 53 49 47 41 36-40 Days

(1) Excludes special charges

we solve IT.